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                                                                     EXHIBIT 1.1


                                  REI Trust I

             7.20% Trust Originated Preferred Securities, Series C guaranteed to the extent set forth in the Guarantee by

                     Houston Industries Incorporated d/b/a
                          Reliant Energy, Incorporated

                          __________________________

                             Underwriting Agreement

                          __________________________


                                                     February 23, 1999


Merrill Lynch, Pierce, Fenner
     & Smith Incorporated
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
     As Representatives
c/o Merrill Lynch, Pierce, Fenner
     & Smith Incorporated
World Financial Center
North Tower
New York, New York  10281

Ladies and Gentlemen:

REI Trust I, a statutory business trust created under the laws of the State of Delaware and formerly known as HI Trust I (the "Trust"), and Houston Industries Incorporated d/b/a Reliant Energy, Incorporated, a Texas corporation, as sponsor of the Trust and as guarantor (the "Guarantor"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of $375,000,000 liquidation amount of 7.20% Trust Originated Preferred Securities, Series C (liquidation amount $25 per preferred security) (the "Securities") representing undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor as to the payment of distributions, and as to payments on
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liquidation or redemption, to the extent set forth in a guarantee agreement (the
"Guarantee") among the Guarantor and The Bank of New York, as trustee (the "Guarantee Trustee"). The proceeds of the sale of the Securities and an aggregate of $11,598,000 liquidation amount of the Trust's Common Securities (liquidation amount $25 per common security) (the "Common Securities") are to be invested by the Trust in 7.20% Junior Subordinated Debentures due 2048 (the "Subordinated Debentures") of the Guarantor to be issued pursuant to a Junior Subordinated Indenture, dated as of February 15, 1999, among the Guarantor and The Bank of New York, as trustee (the "Debenture Trustee"), as supplemented by Supplemental Indenture No. 1 (as so supplemented, the "Indenture").

          1.  Representations and Warranties of the Guarantor and the Trust.

          The Guarantor and the Trust jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

              (i) A registration statement on Form S-3, as amended, with respect to the Securities, the Subordinated Debentures and the Guarantee (File Nos. 333-70665, 333-70665-01 and 333-70665-02) including a prospectus
          (any preliminary prospectus included in such registration statement being hereinafter referred to as a "Preliminary Prospectus"), copies of which have been delivered to you, has been prepared and filed by the Guarantor and the Trust with the Securities and Exchange Commission (the "Commission") and has been declared effective under the Securities Act of 1933, as amended (the "Act"). No stop order suspending the effectiveness of such registration statement, as amended, has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Guarantor and the Trust, threatened by the Commission. Such registration statement (including all documents filed as part thereof or incorporated by reference therein, but excluding any Forms T-1, as amended), as amended and supplemented at the date of this Agreement is hereinafter referred to as to the "Registration Statement." The Prospectus contained in the Registration Statement at the time that the Registration Statement was declared effective is hereinafter referred to as the "Basic Prospectus."

               The prospectus included in the Registration Statement, as amended and supplemented to the date of this Agreement (including all documents then incorporated by reference therein and including the Preliminary Supplemented Prospectus (hereinafter defined) as further supplemented by the Final Supplemented Prospectus (hereinafter defined)), is hereinafter referred to as the "Prospectus". Any reference herein to the Registration Statement, the Prospectus, a Preliminary Prospectus, the Basic Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, or deemed to be incorporated by reference therein, and filed under the Securities Exchange Act of 1934, as

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          amended (the "Exchange Act"), on or before the date of such
          Registration Statement, Prospectus, Preliminary Prospectus, Basic Prospectus, Preliminary Supplemented Prospectus or Final Supplemented Prospectus. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include, without limitation, the filing of any document under the Exchange Act deemed to be incorporated therein by reference after the date of such Registration Statement or Prospectus.

               A prospectus supplement, subject to completion, dated February 18, 1999 (the "Preliminary Supplemented Prospectus") has been prepared and was filed pursuant to Rule 424(b) under the Act ("Rule 424(b)") on February 18, 1999. A prospectus supplement, dated the date hereof, setting forth the terms of the Securities and of their sale and distribution (the "Final Supplemented Prospectus") has been prepared and will be filed pursuant to Rule 424(b).

                (ii) On the effective date of the Registration Statement, the Registration Statement, as amended and supplemented at that time, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TIA"), and the applicable rules and regulations of the Commission thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the date of the Preliminary Supplemented Prospectus, the Preliminary Supplemented Prospectus conformed in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the Time of Delivery (hereinafter defined) they will conform, in all material respects to the requirements of the Act and the TIA and the applicable rules and regulations of the Commission thereunder, and on the date of this Agreement do not, and on the Time of Delivery will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                (iii) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference, or deemed to be incorporated by reference in the Prospectus (including any document to be filed pursuant to the Exchange Act which will constitute an amendment to the Prospectus) conformed or, when so filed, will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and none of such documents included or, when so filed, will include any untrue statement of

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          a material fact or omitted or, when so filed, will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;


                (iv) The Trust has been duly created and is validly existing in good standing as a business trust under the laws of the State of Delaware, with trust power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and, based on expected operations and law in effect on the date hereof, the Trust will be classified as a grantor trust and will not be classified as an association taxable as a corporation for United States federal income tax purposes;

                (v) This Agreement has been duly authorized, executed and delivered by the Guarantor and the Trust;

                (vi) The Securities have been duly authorized by the Declaration (as defined below), and, when issued and delivered pursuant to this Agreement, such Securities will be duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust entitled to the benefits provided by the Amended and Restated Declaration of Trust of REI Trust I (the "Declaration") among the Guarantor and the Trustees named therein (the "Trustees") (subject to the terms of the Declaration); provided that the holders of the Securities (the "Securityholders") may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Declaration) to exercise its rights and remedies under the Declaration; and the Securities conform to the description thereof contained in the Final Supplemented Prospectus;

                (vii) The Securityholders will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                (viii) The Common Securities have been duly authorized by the Declaration, and upon delivery by the Trust to the Guarantor against payment therefor as set forth in the Declaration, will be duly and validly issued undivided beneficial interests in the assets of the Trust and conform to the description thereof contained in the Final Supplemented Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Time of Delivery, all of the issued and outstanding Common Securities will be directly owned by the Guarantor

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          free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                (ix) The Guarantee, the Declaration, the Subordinated Debentures and the Indenture (the Guarantee, the Declaration, the Subordinated Debentures and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized by the Guarantor and when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Declaration, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Subordinated Debentures, when validly issued by the Guarantor and duly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Subordinated Debentures when validly issued by the Guarantor and duly authenticated and delivered by the Debenture Trustee, will be entitled to the benefits of the Indenture; and the Guarantor Agreements conform to the descriptions thereof in the Final Supplemented Prospectus;

                (x) The issue and sale of the Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the Securities and the Declaration, the purchase of the Subordinated Debentures by the Trust, the execution, delivery and performance by the Trust of the Declaration and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Declaration or any existing statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; the Commission has issued an order under the Act declaring the Registration Statement effective and qualifying the Guarantee, the Declaration and the Indenture under the TIA and no other consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky

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          laws in connection with the purchase and distribution of the
          Securities by the Underwriters;

                (xi) The issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of this Agreement, the Guarantee, the Subordinated Debentures, the Declaration and the Indenture, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for borrowed money to which the Guarantor or any Significant Subsidiary (as defined by Regulation S-X) of the Guarantor (each, a "Significant Subsidiary") is a party or by which the Guarantor or any Significant Subsidiary is bound or to which any of the property or assets of the Guarantor or any Significant Subsidiary is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or Amended and Restated By-laws of the Guarantor or any existing statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its or its Significant Subsidiaries' properties; the Commission has issued an order under the Act declaring the Registration Statement effective and qualifying the Guarantee, the Declaration and the Indenture under the TIA and no other consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the Subordinated Debentures or the consummation by the Guarantor of the other transactions contemplated by this Agreement or the Guarantor Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance by the Guarantor of the Guarantee and the Subordinated Debentures;

                (xii) The Trust is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

        2.  Sale and Delivery.

          (a) Subject to the terms and conditions herein set forth, the Guarantor and the Trust agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the price per Security set forth in Schedule II hereto, the liquidation amount of Securities set forth opposite the name of such Underwriters in Schedule I hereto.

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          (b) As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Subordinated Debentures of the Guarantor, the Guarantor hereby agrees to pay at the Time of Delivery to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("ML"), for the accounts of the several Underwriters, a commission per Security as set forth on Schedule II for the Securities to be delivered at the Time of Delivery by wire transfer of Federal (same-day) funds. The total aggregate amount of the Underwriters' compensation is $11,812,500, assuming no sales of 10,000 or more Securities are made to a single purchaser.

          (c) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Securities to ML, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to a commercial bank account located in the United States and designated in writing at least forty-eight hours prior to the Time of Delivery by the Guarantor to ML, by causing DTC to credit the Securities to the account of ML. The Trust will cause the global certificates representing the Securities to be made available to ML for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on February 26, 1999 or such other time and date as ML and the Guarantor may agree upon in writing. Such time and date are herein called the "Time of Delivery".

          (d) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 5 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 5(l) hereof, will be delivered at such time and date at the offices of Baker & Botts, L.L.P., 910 Louisiana, Houston, Texas 77002 or such other location as ML and the Guarantor may agree in writing (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, or such other time as ML and the Guarantor may agree in writing on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 2, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

          3. Covenants and Agreements. The Guarantor and the Trust jointly and severally covenant and agree with each of the Underwriters:

          (a) That the Guarantor will furnish without charge to the Underwriters a copy of the Registration Statement, including all documents incorporated by reference therein and exhibits filed with the Registration Statement (other than exhibits which are incorporated by reference and have previously been so

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     furnished), and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus, any documents incorporated by reference therein at or after the date thereof (including documents from which information has been so incorporated) and any supplements and amendments thereto as each Underwriter may reasonably request so long as such Underwriter is required to deliver a prospectus;

          (b) That the Guarantor will cause the Final Supplemented Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) and will promptly advise the Underwriters (i) when any amendment to the Registration Statement shall have been filed; provided, that, with respect to documents filed pursuant to the Exchange Act and incorporated by reference into the Registration Statement, such notice shall only be required during such time as the Underwriters are required in the reasonable opinion of Dewey Ballantine LLP, counsel for the Underwriters, to deliver a prospectus, (ii) of any request by the Commission for any amendment of the Registration Statement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (iv) of the receipt by the Guarantor or the Trust of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. So long as any Underwriter is required in the reasonable opinion of Dewey Ballantine LLP to deliver a prospectus, the Guarantor will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Guarantor has furnished one copy of such amendment or supplement to ML and to Dewey Ballantine LLP, and, if such amendment or supplement is to be filed on or prior to the Time of Delivery, or under circumstances where the Underwriters are required in the reasonable opinion of Dewey Ballantine LLP, to deliver a Prospectus, the Underwriters or Dewey Ballantine LLP, shall not reasonably have objected thereto. If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, the Guarantor will take such steps to obtain the lifting of that order as in the best judgment of the Guarantor are not contrary to the interests of the Guarantor;

          (c) That if, at any time when in the reasonable opinion of Dewey Ballantine LLP the Prospectus is required by law to be delivered by an Underwriter or a dealer, any event shall occur as a result of which it is necessary, in the reasonable opinion of Dewey Ballantine LLP or counsel for the Guarantor, to amend or supplement the Prospectus or modify the information incorporated by reference therein in order to make the statements therein, in light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it shall be necessary in the reasonable opinion of any such counsel, to amend or supplement the Prospectus or modify such information to comply with law, the Guarantor will forthwith (i) prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Guarantor) to whom Securities may have been

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     sold by the Underwriters and to any other dealers upon reasonable request, either amendments or supplements to the Prospectus or (ii) file with the Commission documents incorporated by reference in the Prospectus, which shall be so supplied to the Underwriters and such dealers, in either case so that the statements in the Prospectus as so amended, supplemented or modified will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (d) That the Guarantor will endeavor to qualify, at its expense, the Securities, and, to the extent required or advisable, the Guarantee and the Subordinated Debentures, for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to pay all filing fees, reasonable expenses and legal fees in connection therewith and in connection with the determination of the eligibility for investment of the Securities; provided, that the Guarantor shall not be required to qualify as a foreign corporation or a dealer in securities or to file any consents to service of process under the laws of any jurisdiction;

          (e) That the Guarantor will make generally available to its security holders and the Securityholders as soon as practicable an earning statement of the Guarantor covering a twelve-month period beginning after the Time of Delivery which shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule 158 under the Act).

          (f) That during the period beginning on the date of this Agreement and continuing to and including the Time of Delivery, the Guarantor and the Trust will not offer, sell, contract to sell or otherwise dispose of any Securities, any security convertible into or exchangeable into or exercisable for Securities or Subordinated Debentures or any debt securities substantially similar to the Subordinated Debentures or equity securities substantially similar to the Securities (except for the Subordinated Debentures and the Securities issued pursuant to this Agreement), without the prior written consent of ML.

          (g) That the Guarantor and the Trust will use best efforts to effect the listing of the Securities on the New York Stock Exchange within thirty days of the date hereof; if the Securities are exchanged for Subordinated Debentures, the Guarantor will use its best efforts to effect the listing of the Subordinated Debentures on any exchange on which the Securities are then listed.

     4. Expenses. The Guarantor and the Trust jointly and severally covenant and agree with the several Underwriters that the Guarantor and the Trust will pay or cause to be paid the following:

                (i) all expenses in connection with the preparation, printing and filing of the Registration Statement as originally filed and of each amendment thereto;

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                (ii) the fees, disbursements and expenses of the Guarantor's or the Trust's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

                (iii) all reasonable expenses in connection with the qualification of the Securities, the Guarantee and the Subordinated Debentures issuable upon exchange of the Securities, for offering and sale under state securities laws as provided in Section 3(d) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;

                (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures;

                (v) the cost of preparing the Securities and the Subordinated Debentures;

                (vi) the fees and expenses of the Trustees, the Guarantee Trustee and the Debenture Trustee and any agent of the Trustees, the Guarantee Trustee and the Debenture Trustee and the fees and disbursements of counsel for the Trustees in connection with the Declaration and the Securities, counsel for the Guarantee Trustee in connection with the Guarantee and counsel for the Debenture Trustee in connection with the Indenture and the Subordinated Debentures;

                (vii) the fees and disbursements of Delaware counsel to the Trust; and

                (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

It is understood, however, that, except as provided in this Section, and Sections 6 and 9 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses connected with any offers they may make.

        5. Conditions of Underwriters' Obligations. The obligations of the Underwriter hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of the Time of Delivery, of the representations and warranties made herein by the Guarantor and the Trust, to compliance at and as of the Time of Delivery by the Guarantor and the Trust with their covenants and agreements herein contained and the other provisions hereof to be satisfied at or prior to the Time of Delivery, and to the following additional conditions:

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        (a) (i) No stop order suspending the effectiveness of the Registration
Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission, and the Underwriters shall have received on and as of the Time of Delivery, a certificate dated such date, signed by an executive officer (including, without limitation, the Treasurer) of the Guarantor to the foregoing effect, and (ii) there shall have been no material adverse change in or affecting the business, properties or financial condition of the Guarantor or the Trust from that set forth in or contemplated by the Registration Statement at the time it became effective, except as set forth in or contemplated by the Prospectus, and the Underwriters shall have received on and as of the Time of Delivery, a certificate dated such date, signed by an executive officer (including, without limitation, the Treasurer) of the Guarantor to the foregoing effect. The officers making such certificates may rely upon the best of his knowledge as to proceedings pending or threatened.

        (b) Dewey Ballantine LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In giving such opinion, such counsel may rely (i) as to matters of Texas law and the exemption of the Guarantor under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act") upon the opinions of Baker & Botts, L.L.P. referred to in (d) below and Hugh Rice Kelly or Rufus S. Scott referred to in (c) below and (ii) as to matters of Delaware law upon the opinion of Richards, Layton & Finger, P.A., referred to in (e) below.

        (c) Hugh Rice Kelly, Esq., Executive Vice President, General Counsel and Corporate Secretary of the Guarantor, or Rufus S. Scott, Esq., Vice President, Deputy General Counsel and Assistant Corporate Secretary of the Guarantor, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Guarantor has been duly incorporated and is validly existing in good standing under the laws of the State of Texas and has corporate power and authority to enter into and perform its obligations under this Agreement and the Guarantor Agreements;

                (ii) No consent, approval, authorization or other order of, or registration with, any governmental regulatory body (other than such as may be required under applicable state securities laws, as to which such counsel need not express an opinion) is required for the issuance and sale of the Securities being delivered at the Time of Delivery or the issuance of the Guarantee and the Subordinated Debentures or the consummation by the Trust or the Guarantor of the transactions contemplated by this Agreement and the Guarantor Agreements;

                (iii) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or


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     governmental proceedings pending or threatened to which Guarantor is subject, which, individually or in the aggregate, are expected to have a material adverse effect on the financial position, shareholders' equity or results of operations of the Guarantor;

        The issuance by the Guarantor of the Guarantee and the Subordinated Debentures and the execution, delivery and performance by the Guarantor of this Agreement and the Guarantor Agreements will not result in the breach or violation of, or constitute a default under, the Restated Articles of Incorporation or the Amended and Restated Bylaws of the Guarantor, each as amended to date, any indenture, mortgage, deed of trust or other agreement or instrument for borrowed money to which the Guarantor is a party or by which it is bound or to which its property is subject or any existing law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or its property, in any manner which would have a material adverse effect on the business of the Guarantor; and

        (iv) The description of statutes and regulations set forth in Part I of the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 under the captions "Business-Regulation" and "- Environmental Matters", as updated in the Forms 10-Q for the quarters ended March 31, June 30 and September 30, 1998, fairly describe in all material respects the portions of the statutes and regulations addressed thereby.

        (d) Baker & Botts, L.L.P., counsel for the Guarantor and the Trust, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) Such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not so described and filed;

                (ii) The statements set forth in the Final Supplemented Prospectus under the captions "Description of the Preferred Securities", "Description of the Junior Subordinated Debentures ", and "Description of the Preferred Securities Guarantee" and in the Basic Prospectus under the captions "The Trusts", "Description of the Preferred Securities", "Description of the Junior Subordinated Debt Securities", and "Description of the Preferred Securities Guarantees" accurately summarize in all material respects the terms of the Securities, the Declaration, the Subordinated Debentures and the Guarantee;

                (iii) The Securities, the Subordinated Debentures and the Guarantee conform as to legal matters in all material respects to the descriptions thereof contained in the Final Supplemented Prospectus, including, without limitation, under the captions "Description of the Preferred Securities", "Description of the Junior Subordinated Debentures", and "Description of the Preferred Securities Guarantee" and in the Basic Prospectus under the captions "The Trusts", "Description of the Preferred Securities", "Description of the Junior Subordinated Debt Securities", and "Description of the Preferred Securities Guarantees", respectively;

                (iv) The Subordinated Debentures are in the form prescribed in or pursuant to the Indenture, have been duly and validly authorized by all necessary corporate action on the part of the Guarantor and, when executed and delivered by the Guarantor and authenticated by the Debenture Trustee as specified in or pursuant to the Indenture, will be valid and binding obligations of the Guarantor, enforceable in accordance with their terms, except as such enforceability is subject to the effect of any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                (v) The Guarantee has been duly and validly authorized by all necessary corporate action on the part of the Guarantor; the Guarantee has been duly and validly executed and delivered by the Guarantor and (assuming due authorization, execution and delivery by the Guarantee Trustee) constitutes the valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as such enforceability is subject to the effect of any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Declaration and the Indenture have each been duly authorized, executed and delivered by the Guarantor and, when executed and delivered by the other parties thereto, will constitute valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms, except as such enforceability is subject to the effect of any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in proceeding in equity or at law);

                (vi) The Guarantee, the Declaration and the Indenture have been duly qualified under the TIA;


                (vii) Pursuant to a Memorandum Opinion and Order Granting Exemption to Holding Company dated July 24, 1997 issued by the Commission (Release No. 35-26744), the Guarantor is exempt from regulation as a public utility holding company under Section 3(a)(2) of the 1935 Act, except the provisions of Section 9(a)(2) thereof;

                (viii) The Trust is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                (ix) The Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted and are pending or are threatened by the Commission under the Act; the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of its date, (except for (A) the operating statistics, financial statements and financial statement schedules contained or incorporated by reference therein (including the auditors' reports on the financial statements and the notes to the financial statements), (B) the other financial and statistical information contained or incorporated by reference therein and (C) the exhibits thereto, as to which such counsel need not express an opinion) complied as to form in all material respects with the requirements of Form S-3 under the Act and the applicable rules and regulations of the Commission thereunder, and each document incorporated by reference therein as originally filed pursuant to the Exchange Act (except for (A) the operating statistics, financial statements and financial statement schedules contained or incorporated by reference therein (including the auditors' reports on the financial statements and the notes to the financial statements), (B) the other financial and statistical information contained or incorporated by reference therein and (C) the exhibits thereto, as to which such counsel need not express an opinion) when so filed complied as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; and

                (x) The execution, delivery and performance by the Guarantor of this Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor, and this Agreement has been duly executed and delivered by the Guarantor.

In addition, such counsel shall state that no facts have come to the attention of such counsel that lead them to believe that the Registration Statement (except for (A) the operating statistics, financial statements and financial statement schedules contained or incorporated by reference therein (including the auditors' reports on the financial statements and the notes to the financial statements, except to the extent that such notes describe legal or governmental proceedings to which the Company is a party and are incorporated by reference into one or more items of a report that is incorporated by reference in the Registration Statement or the Prospectus, other than an item that requires that financial statements be provided), (B) the other financial and statistical information contained or incorporated by reference therein and (C) the exhibits thereto, as to which such counsel need not comment) as of the time such Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended, supplemented or modified by the filing of a document incorporated by reference therein if so amended, supplemented or modified (except for (A) the operating statistics, financial statement and financial statement schedules contained or incorporated by reference therein (including the auditors' reports on the financial statements and the notes to the financial statements, except to the extent that such notes describe legal or governmental proceedings to which the Guarantor is a party and are incorporated by reference into one or more items of a report that is incorporated by reference in the Prospectus, other than an item that requires that financial statements be provided), (B) the other financial and statistical information contained or incorporated by reference therein and (C) the exhibits thereto, as to which such counsel need not comment), as of the date of the Final Supplemented Prospectus contained, or as of the Time of Delivery contains, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (e) Richards, Layton & Finger, special Delaware counsel for the Guarantor and the Trust, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                (ii) Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus;

                (iii) The Declaration constitutes a valid and legally binding obligation of the Guarantor and the Trustees, and is enforceable against the Guarantor and the Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium, receivership, liquidation and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                (iv) Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to (a) execute and deliver, and to perform its obligations under this Agreement and (b) issue and perform its obligations under the Securities and the Common Securities;

                (v) Under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                (vi) Under the Delaware Business Trust Act and the Declaration, this Agreement has been duly executed by the Trust;

                (vii) The Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits provided by the Declaration (subject to the terms of the Declaration); provided that such counsel may note that the Securityholders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and
        (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Declaration) to exercise its rights and remedies under the Declaration. The Securityholders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                (viii) The Common Securities of the Trust have been duly authorized by the Declaration and are validly issued, and fully paid undivided beneficial interests in the assets of the Trust;

                (ix) Under the Delaware Business Trust Act and the Declaration, the issuance of the Securities and the Common Securities is not subject to preemptive rights;

                (x) The issuance and sale by the Trust of the Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and the Declaration and compliance by the Trust with its obligations thereunder do not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Declaration, or (b) any applicable Delaware law or administrative regulation;

                (xi) Such counsel has reviewed the statements in the Final Supplemented Prospectus under the caption "REI Trust I" and, insofar as they contain statements of Delaware law, such statements are fairly presented;

                (xii) No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities and the Common Securities. (In rendering the opinion expressed in this paragraph (xii), such counsel need express no opinion concerning the securities laws of the State of Delaware.); and

                (xiii) The Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

        (f) Baker & Botts, L.L.P., special tax counsel for the Guarantor and the Trust, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Final Supplemented Prospectus under the caption "Certain Federal Tax Consequences".

        (g) At the Time of Delivery, Emmet, Marvin & Martin, LLP, as counsel to the Debenture Trustee, Property Trustee and Guarantee Trustee, shall have furnished to you an opinion, dated the Time of Delivery, addressed to you in form and substance satisfactory to you.

        (h) At the Time of Delivery, Richards, Layton & Finger, P.A., as counsel to the Delaware Trustee, shall have furnished to you an opinion, dated the Time of Delivery, addressed to you in form and substance satisfactory to you.

        (i) At the time of execution of this Agreement, Deloitte & Touche LLP shall have furnished to you a letter dated the date of such execution, substantially in the form heretofore supplied and deemed satisfactory to you.

        (j) At the Time of Delivery, Deloitte & Touche LLP shall have furnished you a letter, dated the Time of Delivery, to the effect that such accountants reaffirm, as of the Time of Delivery and as though made on the Time of Delivery, the statements made in the letter furnished by such accountants pursuant to paragraph (i) of this Section 5, except that the specified date referred to in such letter will be a date not more than five business days prior to the Time of Delivery.

        (k) A Special Event (as defined in the Final Supplemented Prospectus) shall not have occurred and be continuing.

        (l) The Guarantor and the Trust shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Guarantor and of trustees of the Trust satisfactory to you as to the accuracy of the representations and warranties of the Guarantor and the Trust herein at and as of the Time of Delivery, as to the performance by the Guarantor and the Trust of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in the introductory paragraph to this Section 5 and subsection (a) of this Section and as to such other matters as you may reasonably request.

   6.  Indemnification and Contribution.

        (a) The Guarantor and the Trust, jointly and severally, agree to indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefore and counsel fees incurred in connection therewith), joint or several, which may be based upon either the Act, or the Exchange Act, or any other statute or at common law, on the ground or alleged ground that any Preliminary Supplemented Prospectus, Final Supplemented Prospectus, Preliminary Prospectus, the Registration Statement, the Basic Prospectus or the Prospectus (or any such document, as from time to time amended, or deemed to be amended, supplemented or modified) includes or allegedly includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Guarantor or the Trust by any Underwriter through ML specifically for use in the preparation thereof; provided that in no case is the Guarantor or the Trust to be liable with respect to any claims made against any Underwriter or any such controlling person unless such Underwriter or such controlling person shall have notified the Guarantor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Underwriter or such controlling person, but failure to notify the Guarantor or Trust of any such claim shall not relieve it from any liability which it may have to such Underwriter or such controlling person otherwise than on account of the indemnity agreement contained in this paragraph; and provided, further, that the foregoing indemnity with respect to the Preliminary Prospectus, the Basic Prospectus, the Prospectus, the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus shall not inure to the benefit of any Underwriter if a copy of the Preliminary Prospectus, the Basic Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus as amended or supplemented, had not been sent or given by or on behalf of such Underwriter to the person asserting any such losses, claims, damages or liabilities concurrently with or prior to delivery of the written confirmation of the sale of Securities to such person and the untrue statement or omission of a material fact contained in any such Preliminary Prospectus, Basic Prospectus, Prospectus, Preliminary Supplemented Prospectus, or Final Supplemented Prospectus was corrected in the Preliminary Prospectus, the Basic Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, as amended or supplemented.

        The Guarantor and the Trust will be entitled to participate at their own expense in the defense, or, if they so elect, to assume the defense of any suit brought to enforce any such liability, but, if the Guarantor or the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that the Guarantor or the Trust elects to assume the defense of any such suit and retains such counsel, the Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Guarantor or the Trust shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include the Underwriter or Underwriters or controlling person or persons and the Underwriter or Underwriters or controlling person or persons have been advised by such counsel that one or more legal defenses may be available to it or them which may not be available to the Guarantor or the Trust, in which case the Guarantor or the Trust shall not be entitled to assume the defense of such suit on behalf of such Underwriter or Underwriters or controlling person or persons, notwithstanding their obligation to bear the reasonable fees and expenses of such counsel, it being understood, however, that the Guarantor and the Trust shall not, in connection with any one such suit or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Underwriters and their controlling persons, which firm shall be designated in writing by ML. The Guarantor and the Trust shall not be liable to indemnify any person for any settlement of any such claim effected without the Guarantor's or the Trust's consent. This indemnity agreement will be in addition to any liability which the Guarantor and the Trust might otherwise have.

        (b) Each Underwriter agrees to indemnify and hold harmless the Guarantor and the Trust, each of the Guarantor's directors, each of the Guarantor's officers who have signed the Registration Statement, each of the Trustees who have signed the Registration Statement and each person, if any, who controls the Guarantor and the Trust within the meaning of the Act or the Exchange Act, against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Act, or the Exchange Act, or any other statute or at common law, on the ground or alleged ground that any Preliminary Supplemented Prospectus, Final Supplemented Prospectus, the Registration Statement, the Preliminary Prospectus, the Basic Prospectus or the Prospectus (or any such document, as from time to time amended, or deemed to be amended, supplemented or modified) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Guarantor or the Trust by such Underwriter through ML specifically for use in the preparation thereof, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the sixth paragraph, the last three sentences of the eighth paragraph and the eleventh, twelfth, thirteenth and fourteenth paragraphs under the caption "Underwriting"; provided that in no case is such Underwriter to be liable with respect to any claims made against the Guarantor or the Trust or any such director, officer, trustee or controlling person unless the Guarantor or the Trust or any such director, officer, trustee or controlling person shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Guarantor or the Trust or any such director, officer, trustee or controlling person, but failure to notify such Underwriter of any such claim shall not relieve it from any liability which it may have to the Guarantor or the Trust or any such director, officer, trustee or controlling person otherwise than on account of the indemnity agreement contained in this paragraph. Such Underwriter will be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that such Underwriter elects to assume the defense of any such suit and retain such counsel, the Guarantor or the Trust or any such director, officer, trustee or controlling person, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless
(i) such Underwriter shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include the Guarantor or the Trust or any such director, officer, trustee or controlling person and such Underwriter and the Guarantor or the Trust or such director, officer, trustee or controlling person have been advised by such counsel that one or more legal defenses may be available to it or them which may not be available to such Underwriter, in which case such Underwriter shall not be entitled to assume the defense of such suit on behalf of the Guarantor or the Trust or any such director, officer, trustee or controlling person, notwithstanding its obligation to bear the reasonable fees and expenses of such counsel, it being understood, however, that such Underwriter shall not, in connection with any one such suit or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all of the Guarantor or the Trust and any such director, officer, trustee or controlling person, which firm shall be designated in writing by the Guarantor. Such Underwriter shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement will be in addition to any liability which such Underwriter might otherwise have.

        (c) If recovery is not available under Section 6(a) or 6(b) hereof, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Guarantor and the Trust and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation

(even if the Underwriters were treated as one entity for such purpose). No Underwriters or any person controlling such Underwriters shall be obligated to make contribution hereunder which in the aggregate exceeds the total public offering price of the Securities purchased by such Underwriters under this Agreement, less the aggregate amount of any damages which such Underwriters and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations, and not joint.

        7. Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder and the aggregate liquidation amount of such Securities which such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the aggregate liquidation amount of all the Securities, the non-defaulting Underwriters may make arrangements satisfactory to the Guarantor and Trust for the purchase of the aggregate liquidation amount of such Securities by other persons, including the non-defaulting Underwriters, but if no such arrangements are made prior to the Time of Delivery, the non-defaulting Underwriters shall be obligated severally in proportion to their respective commitments hereunder, to purchase the Securities which such defaulting Underwriter agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate liquidation amount of such Securities with respect to which such default or defaults occur is more than 10% of the aggregate liquidation amount of all the Securities and arrangements satisfactory to the non-defaulting Underwriters and the Guarantor and the Trust for the purchase of such Securities by other persons are not made within 48 hours after such default, this agreement will terminate.

        If the non-defaulting Underwriter or substituted underwriter or underwriters are required hereby or agree to take up all or part of the Securities of the defaulting Underwriter as provided in this Section 7, (i) the Guarantor and the Trust shall have the right to postpone the Time of Delivery for a period of not more than five full business days, in order that the Guarantor and the Trust may effect whatever changes may thereby be made necessary in the Registration Statement or Prospectus or in any other documents or arrangements, and the Guarantor and the Trust agree to promptly file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective aggregate liquidation amount of Securities which the non-defaulting Underwriters or substituted purchaser or purchasers shall thereafter be obligated to purchase shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Guarantor and the Trust or the non-defaulting Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 7 shall be without liability on the part of the non-defaulting Underwriters or the Guarantor or the Trust, other than as provided in Sections 6 and 9.

        8. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, agreements, representations, warranties and other statements of the Guarantor and the Trust and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Guarantor or the Trust, or any officer or director or controlling person of the Guarantor or the Trust, and shall survive delivery of and payment for the Securities.

        9. Termination. If this Agreement shall be terminated by the Underwriters, because of any failure or refusal on the part of the Guarantor or the Trust to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Guarantor or the Trust shall be unable to perform its obligations under this Agreement, the respective indemnities shall remain in full force and effect and the Guarantor or the Trust will reimburse the Underwriter or such Underwriters as have so terminated this Agreement with respect to themselves for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by them in connection with the transactions contemplated by this Agreement.

        10. Notices. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

             All statements, requests, notices and agreements hereunder shall be in writing, and (i) if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you in care of Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, New York, New York 10281-1327, Attention: Robert D. Craig and (ii) if to the Guarantor or the Trust shall be delivered or sent by mail, telex or facsimile transmission to the Guarantor in care of Reliant Energy, Incorporated, 1111 Louisiana, Houston, Texas 77002, Attention, Assistant Treasurer.

        11. Successors. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Guarantor and the Trust and their respective successors and the directors, trustees, officers and controlling persons referred to in Section 6 of this Agreement. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be, and being, for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Guarantor and the Trust contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of the Act or the Exchange Act, and the representations, warranties, covenants, agreements and indemnities of the several Underwriters shall also be for the benefit of each Trustee, each director of the Guarantor, each person who has signed the Registration Statement and the person or persons, if any, who control the Guarantor and the Trust within the meaning of the Act.

        12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        13. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Guarantor and the Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Guarantor and the Trust for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                              Very truly yours,


                              REI Trust I

                              By: Houston Industries Incorporated, dba Reliant Energy, Incorporated, as Sponsor


                              By: /s/ Marc Kilbride
                                 --------------------------------
                              Name: Marc Kilbride
                              Title: Treasurer

                              Houston Industries, Incorporated dba Reliant
                              Energy, Incorporated


                              By: /s/ Marc Kilbride
                                 --------------------------------
                              Name: Marc Kilbride
                              Title: Treasurer


Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner
         & Smith Incorporated
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.

By: Merrill Lynch, Pierce, Fenner
         & Smith Incorporated

By: /s/ Robert Craig
   -------------------------
  Name: Robert Craig
  Title: Director

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                       Liquidation Amount of
Underwriters                                        Securities to be Purchased
------------                                        --------------------------

Merrill Lynch, Pierce, Fenner & Smith                         $ 34,500,000
 Incorporated
A.G. Edwards & Sons, Inc.                                     $ 34,250,000
Goldman, Sachs & Co.                                          $ 34,250,000
NationsBanc Montgomery Securities LLC                         $ 34,250,000
PaineWebber Incorporated                                      $ 34,250,000
Prudential Securities Incorporated                            $ 34,250,000
Salomon Smith Barney Inc.                                     $ 34,250,000
ABN AMRO Incorporated                                         $  3,750,000
BNY Capital Markets, Inc.                                     $  3,750,000
BT Alex. Brown Incorporated                                   $  3,750,000
Robert W. Baird & Co. Incorporated                            $  3,750,000
Bear, Stearns & Co. Inc.                                      $  3,750,000
CIBC Oppenheimer Corp.                                        $  3,750,000
Chase Securities Inc.                                         $  3,750,000
Credit Suisse First Boston Corporation                        $  3,750,000
Dain Rauscher Incorporated                                    $  3,750,000
EVEREN Securities, Inc.                                       $  3,750,000
Fleet Securities, Inc.                                        $  3,750,000
Legg Mason Wood Walker, Incorporated                          $  3,750,000
J.P. Morgan Securities Inc.                                   $  3,750,000
Olde & Co., Incorporated                                      $  3,750,000
Piper Jaffray Inc.                                            $  3,750,000
Raymond James & Associates, Inc.                              $  3,750,000
SG Cowen Securities Corporation                               $  3,750,000
Tucker Anthony Incorporated                                   $  3,750,000
Warburg Dillon Read LLC                                       $  3,750,000
Wheat First Union, a Division of First                        $  3,750,000
 Union Capital Markets Corp.
Advest, Inc.                                                  $  1,875,000
M.R. Beal & Company                                           $  1,875,000
J.C. Bradford & Co.                                           $  1,875,000
Crowell, Weedon & Co.                                         $  1,875,000
Fahnestock & Co. Inc.                                         $  1,875,000
Fidelity Capital Markets, A Division of                       $  1,875,000
 National Financial Services Co.
Fifth Third/The Ohio Company                                  $  1,875,000
First Albany Corporation                                      $  1,875,000

                                                       Liquidation Amount of
Underwriters                                        Securities to be Purchased
------------                                        --------------------------

Gibraltar Securities Co.                                      $  1,875,000
Gruntal & Co., L.L.C.                                         $  1,875,000
J.J.B. Hilliard, W.L. Lyons, Inc.                             $  1,875,000
Howe Barnes Investments, Inc.                                 $  1,875,000
Wayne Hummer Investments LLC                                  $  1,875,000
Janney Montgomery Scott Inc.                                  $  1,875,000
Kirkpatrick, Pettis, Smith, Polian Inc.                       $  1,875,000
McDonald Investments Inc.                                     $  1,875,000
McGinn, Smith & Co., Inc.                                     $  1,875,000
Mesirow Financial, Inc.                                       $  1,875,000
Morgan Keegan & Company, Inc.                                 $  1,875,000
Parker/Hunter Incorporated                                    $  1,875,000
Samuel A. Ramirez & Co., Inc.                                 $  1,875,000
The Robinson-Humphrey Company, LLC                            $  1,875,000
Roney Capital Markets, A Division of First                    $  1,875,000
 Chicago Capital Markets, Inc.
Scott & Stringfellow, Inc.                                    $  1,875,000
Muriel Siebert & Co., Inc.                                    $  1,875,000
Stephens Inc.                                                 $  1,875,000
Stifel, Nicolaus & Company, Incorporated                      $  1,875,000
Stone & Youngberg                                             $  1,875,000
TD Securities (USA) Inc.                                      $  1,875,000
Trilon International Inc.                                     $  1,875,000
Utendahl Capital Partners, L.P.                               $  1,875,000
Williams Capital Group, L.P.                                  $  1,875,000
                                                              ------------
Total                                                         $375,000,000
                                                              ============

                                  SCHEDULE II


Initial public offering price per
Preferred Security (and purchase
price per Security to be paid by
the several Underwriters):  $25

Compensation per Preferred Security
to be paid by the Guarantor to the
several Underwriters in respect of
their commitments:  $ .50 per
Security for sales of 10,000
or more Securities to a single
purchaser; otherwise, $.7875
per Security.